UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Whiting Petroleum Corporation

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Whiting Petroleum Corporation

ENERGY + TECHNOLOGY = GROWTH

Leading in Technology to Unlock America’s Oil Riches

IPAA’s OGIS San Francisco

September 22-24, 2014

Forward-Looking Statements, Non-GAAP Measures, Reserve and Resource Information

This presentation contains statements that Whiting Petroleum Corporation (“Whiting”) believes to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including statements regarding the expected benefits of Whiting’s proposed acquisition (the “Acquisition”) of Kodiak Oil & Gas Corp. (“Kodiak”) to Whiting and Kodiak and their shareholders, the anticipated completion of the Acquisition or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: the ability to obtain shareholder, court and regulatory approvals of the Acquisition; the ability to complete the proposed Acquisition on anticipated terms and timetable; Whiting’s and Kodiak’s ability to integrate successfully after the Acquisition and achieve anticipated benefits from the Acquisition; the possibility that various closing conditions for the Acquisition may not be satisfied or waived; oil and natural gas prices; level of success in exploration, development and production activities; the impacts of federal and state laws; the impacts of hedging on results of operations; uncertainty regarding future operating results and plans, objectives and expectations; and other risks described under the caption “Risk Factors” in Whiting’s and Kodiak’s Annual Reports on Form 10-K for the period ended December 31, 2013, Quarterly Reports on Form 10-Q for the three months ended June 30, 2014 and Kodiak’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014. Whiting assumes no obligation, and disclaim any duty, to update the forward-looking statements in this communication.

Whiting’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

In this presentation, we refer to Adjusted Net Income, Discretionary Cash Flow and EBITDAX, which are non-GAAP measures that the Company believes are helpful in evaluating the performance of its business. A reconciliation of such non-GAAP measures to the relevant GAAP measures can be found at the end of the presentation.

Whiting uses in this presentation the terms proved, probable and possible reserves. Proved reserves are reserves which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward from known reservoirs under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain. Probable reserves are reserves that are less certain to be recovered than proved reserves, but which, together with proved reserves, are as likely as not to be recovered. Possible reserves are reserves that are less certain to be recovered than probable reserves. Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Whiting uses in this presentation the term “total resources,” which consists of contingent and prospective resources, which SEC rules prohibit in filings of U.S. registrants. Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. For contingent resources to move into the reserves category, the key conditions or contingencies that prevented commercial development must be clarified and removed. Prospective resources are estimated volumes associated with undiscovered accumulations. These represent quantities of petroleum which are estimated to be potentially recoverable from oil and gas deposits identified on the basis of indirect evidence but which have not yet been drilled. This class represents a higher risk than contingent resources since the risk of discovery is also added. For prospective resources to become classified as contingent resources, hydrocarbons must be discovered, the accumulations must be further evaluated and an estimate of quantities that would be recoverable under appropriate development projects prepared. Estimates of resources are by nature more uncertain than reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Energy + Technology = Growth

NYSE: WLL

Why Whiting Focuses on Oil

Oil / Gas Price Ratio 24:1

NYMEX Crude Oil and Natural Gas Prices January 4, 2000—August 26, 2014

NYMEX Crude Oil Price ($/Bbl) $ $ $ $ $ $ $ $

0 $ 20 40 60 80 100 120 140 160 January 4, 2000

July 4, 2000 January 4, 2001 July 4, 2001 January 4, 2002 July 4, 2002 January 4, 2003 July 4, 2003 January 4, 2004 July 4, 2004 January 4, 2005 July 4, 2005 January 4, 2006 July 4, 2006 January 4, 2007 July 4, 2007 January 4, 2008 July 4, 2008 January 4, 2009 July 4, 2009 January 4, 2010 July 4, 2010 January 4, 2011 July 4, 2011 January 4, 2012 July 4, 2012

January 4, 2013 July 4, 2013 $3.91 $93.86 January 4, 2014 July 4, 2014

$ 0 $ 2 4 $ $ 6 8 $ $ 10 $ 12 $ 14 $ 16 $ 18

NYMEX Natural Gas Price ($/BTU)

NYMEX Crude Oil Price ($/Bbl) NYMEX Natural Gas Price ($/BTU)

Source: Energy Information Association

Energy + Technology = Growth

NYSE: WLL

The Near Term

OECD Inventories at Low End of 5 Year Range

August 2014 Saudi June 2014 Inventories Cuts 400,000 BOPD

Source: International Energy Agency

NYSE: WLL

Energy + Technology = Growth

Worldwide Vehicle Production Continues to Exceed Population Growth

31% versus 10%

World Population

7,200,000,000 7.1 B 7,000,000,000 6,800,000,000

6,600,000,000 6.5 B 6,400,000,000

6,200,000,000

6,000,000,000

2005 2006 2007 2008 2009 2010 2011 2012 2013

World Population

World Automobile Production

90,000,000 87 MM 85,000,000 80,000,000 75,000,000 70,000,000 66 MM

65,000,000 60,000,000 55,000,000 50,000,000

2005 2006 2007 2008 2009 2010 2011 2012 2013

World Automobile Production

(1) Includes passenger and commercial vehicles

Source: United States Census Board and International Organization of Motor Vehicle Manufacturers

Energy + Technology = Growth

NYSE: WLL

The Long Term

+7 to +14 MMBOPD of Additional Supply Necessary by 2020 to Meet Global Demand

110

2% Growth Scenario +14 MMBOPD

105

100

95

Demand 1% Growth MMBOPD Scenario Global 90 +7 MMBOPD

85

80

75

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

1% Growth in Consumption 2% Growth in Consumption Global Consumption

Source: International Energy Agency; Whiting Estimates

NYSE: WLL

Energy + Technology = Growth

Not Just Emerging Market Growth

U.S. Demand Grows by 1,047,210 BOPD or +6% December 2012—July 2014

20.0

19.5

19.2

19.0

MMBOPD 18.5

18.1

18.0

17.5

17.0

Source: International Energy Agency

NYSE: WLL

Energy + Technology = Growth

Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14

Outside North America Major Producers Have Fallen Short

North Africa + West Africa + UK North Sea + Mexico + Venezuela + Brazil Production Has Decreased 2.3 MMBOPD 2009—2014

20.0

18.0

16.0

14.0

12.0

10.0

8.0

6.0

4.0

2.0

0.0

- 09 09—09—09 — 09 09—10 — 10—10—10—10—10 11—11 — 11—11 11 — 11—12—12—12 12 — 12—12 13 — 13 13 — 13—13 13—14—14 — 14 14 -Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul North Africa West Africa United Kingdom North Sea Mexico Venezuela Brazil

NYSE: WLL

Source: EIA Short Term Energy Outlook Energy + Technology = Growth 8

U.S. Growth Has Met The Challenge

Adding ~5 MMBOPD 2009—2014: North Dakota Production Growth A Major Driver

Total US Production of Crude Oil Jan. 2009—May 2014

16.0

14.0

12.0

10.0

8.0

MMBOPD 6.0

4.0

2.0

0.0

09—09 — 09 10—10—10—11—11—11—12 — 12—12—13—13—13 14 — 14 Jan May Sep Jan May Sep Jan May Sep Jan May Sep Jan May Sep Jan May Total US Production (MMBOPD)

North Dakota Production of Crude Oil:

1,040 MBOPD

Jan. 2009—May 2014

1,200.0 1,000.0 800.0

MBOPD 600.0 400.0 200.0

0.0

North Dakota Production (MBOPD)

Source: EIA Short Term Energy Outlook

Source: North Dakota Industrial Commission

NYSE: WLL

Energy + Technology = Growth

U.S. Becoming More Energy Independent

Crude Oil Imports Decreased 2.6 MMBOPD

Crude Oil Consumption January 2009—May 2014 (MMBOPD)

18.0

Total Consumption

15.7 MMBOPD(1)

16.0

14.0

12.0 Imports 7.3 MMBOPD

10.0 Imports 9.9 MMBOPD

MMBOPD 8.0

6.0

4.0 U.S. Production 8.4 MMBOPD

2.0

0.0

- 2009 2009—2009 — 2009 2009 — 2009 2010—2010—2010 — 2010 2010 — 2010—2011 2011 — 2011—2011 2011 — 2011—2012 2012 — 2012 2012—2012—2012—2013—2013—2013 — 2013 2013 — 2013—2014 2014—2014 -Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May Jul Sep Nov Jan Mar May

US Crude Oil Production (MMBOPD) US Imports Crude (MMBOPD)

WLL

(1) Does not include 1.9 MMBOPD of NGLs. NYSE: Source: EIA Short Term Energy Outlook Energy + Technology = Growth

U.S. Becoming More Energy Independent

U.S. Petroleum Products Exports Increased 1.7 MMBOEPD U.S. Petroleum Products Imports Decreased 0.9 MMBOEPD Today U.S. is a Net Exporter of 0.7 MMBOEPD

US Exports of Petroleum Products January 2009—May 2014 (MBOEPD)

4,000 3,000 2,000 1,000

0

- 09 09 — 09 09 — 10—10—10—10 11 — 11—11 11—12—12 — 12 12 — 13 13 — 13 13 — 14—14 Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr US Exports of Petroleum Products (MBOEPD)

US Imports of Petroleum Products January 2009—May 2014 (MBOEPD)

4,000 3,000 2,000 1,000

0

- 09—09 09 — 09 10—10 — 10 10—11 — 11—11—11—12 12—12—12—13 — 13 13 — 13 14—14 -Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr WLL US Imports of Petroleum Products (MBOEPD)

Source: EIA Short Term Energy Outlook

NYSE: Energy + Technology = Growth

Major Economic Benefits to US

Trade Deficit Decreases by $188 Billion 2005-2014(1)

US Trade Deficit ($ Billions) 2005-2014(1)

900

800

700

600

-27%

500

$ Billions

400

2008-2009

Recession

300

200

100

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

(1) Mid-year 2014 data annualized

Source: US Department of Commerce United States Census

Energy + Technology = Growth

NYSE: WLL

Bureau US International Trade in Goods and Services

Light Sweet Oil Saturation Scenario Unlikely

There is Currently ~1.6 MMBOPD of Replaceable Demand for Light Sweet Crude

Demand Outlets for Light Sweet Crude August 2014

1,800.0 1,600.0 1,400.0 1,200.0

1,000.0

MBOPD 800.0

600.0 400.0 200.0

-

Future Exports to Refinery Expansion Exports from Canadian Syncrude Waterborne Import Total Canada Condensate Splitters Imports rejection

WLL Source: Macquarie Commodities Research

NYSE: Energy + Technology = Growth

Williston Basin Oil Production & Export Capacity(1)

3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000

Jan-07 Mar-08 May-09 Jul-10 Sep-11 Nov-12 Jan-14 Mar-15 May-16 Jul-17 Sep-18 Nov-19 Jan-21 Mar-22 May-23 Jul-24 Sep-25 Nov-26 Jan-28 Mar-29

Rail Capacity

Proposed Pipelines/Refining

Confirmed Pipelines/Refining

May 2014 Production 1,039,635 BOPD(2)

(1) Production forecast is for visual demonstration purposes only and should not be considered accurate for any near or long term planning. Source: The North Dakota Pipeline Authority Presentation

(2) Based on information from NDIC and Montana Board of Oil and Gas

NYSE: WLL

Energy + Technology = Growth

Whiting Petroleum – A Company on the Move

Four Significant Early 2014 Achievements

1) Announced Agreement to Acquire Kodiak Oil & Gas Corp. on July 13, 2014, which Will Create the #1 Williston Basin Bakken / Three Forks Producer with an Approximate $18 Billion Enterprise Value Based on Stock Prices Prior to Announcement

2) Record Production Reaches 109,760 BOE/d in Q2 2014, Up 9.7% Over Q1 2014, Exceeds High End of Guidance

- Record Discretionary Cash Flow of $556.2 Million(1)

- Record Williston Basin Production of 80,195 BOE/d, Up 33% YoY

- McKenzie Co. ND Tarpon Prospect Well Completed on June 7, 2014 in 2nd Bench of Three Forks Flowing 6,071 BOE/d

- Raised 2014 Production Guidance to a mid-point of +20%

3) New Bakken / Three Forks Completions Using Cemented Liners and Plug and Perf Technology Yielded a 23% Increase in EURs Compared to Wells With Uncemented Liners and Sliding Sleeve Technology

4) Redtail Niobrara Development Area Production of 7,235 BOE/d in Q2 2014, Up 59% Over Q1 2014

- Spud the 30F Super Pad in the Horsetail Township of Redtail to Test 32-Well Spacing Pattern in Niobrara A, B and C Benches in early June 2014

- Razor 27I 8-Well Pad Currently Producing 4,700 Gross BOE/d as of July 21, 2014

WLL (1) Please refer to the Reconciliation of Net Cash Provided by Operating Activities to Discretionary Cash Flow later in this presentation.

NYSE: Energy + Technology = Growth

Whiting Whiting

Whiting Petroleum Corporation is an independent oil and gas company that explores for, develops, acquires and produces crude oil, natural gas and natural gas liquids primarily in the Rocky Mountain and Permian Basin regions of the United States. The Company’s largest projects are in the Bakken and Three Forks plays in North Dakota, the Redtail Niobrara play in northeast Colorado and its enhanced oil recovery field in Texas. The Company trades publicly under the symbol WLL on the New York Stock Exchange.

Whiting Petroleum Corporation’s Solberg 34-11 Tripad wells with Nabors drilling rig Q2 2014 Production 109.8 MBOE/d B15 on the Zalesky 34-8 Tripad, in background.

Proved Reserves(1) 438.5 MMBOE

% Oil Reserves(1) 79% (89% Liquids)

R/P Ratio(2) 13 years

WLL (1) Whiting reserves at December 31, 2013 based on independent engineering. (2) R/P ratio based on year-end 2013 proved reserves and 2013 production.

NYSE: Energy + Technology = Growth

A Focused Company

Q2 2014 Net Production 109.8 MBOE/d

11% 3% 86%

Williston Basin

Bakken / Three Forks

80,195 BOE/d (Q2 2014)

Redtail

Niobrara A and B

7,235 BOE/d (Q2 2014)

HEADQUARTERS

Denver, Colorado

Rocky Mountains Permian Other

Bakken / Three Forks Production

100.0 80.0 60.0 40.0 20.0 -

North Ward Estes

80.2 63.5 48.9 30.3 26.3 16.8

Over 9,600 BOE/d (2014)

110 MMBOE Proved Reserves(1)

104 MMBOE P2 + P3 Reserves(1)

30% CAGR (2009-2013)

2009 2010 2011 2012 2013 Q2

MBOE/d 2014

Major Asset Areas

(1) At December 31, 2013 based on independent engineering.

NYSE: WLL

Energy + Technology = Growth

Capital Budget for Key Property Areas in 2014

2014 Mid-Point Production Growth Guidance of +20%

Exploration Well Work, Misc. Northern Rockies

Facilities Expense (2) Costs, Other $1,101 MM 2014 CAPEX Gross Net % of $151 MM $72 MM $150 MM

Property Area (MM) Wells Wells Total

Land Northern Rockies 1,101 199 137.2 39% $116 MM

Central Rockies 575 120 104.9 21% EOR Project 203 NA(3) NA(3) 7%

Non-Operated $332 MM Libby Ranch CO Develop. (1) 56 2%

2

Other Exploration Drilling 44 9 7.3 2%

Other

Exploration Non-Operated 332 12%

Drilling

$44 MM Land 116 4% Libby Ranch CO2 Facilities 151 5%

Development

$56 MM(1)

Exploration Expense (2) 72 3%

EOR Project (3)

Well Work, Misc. Costs, Other 150 5% $203 MM

Central Rockies Total Budget $2,800 328 249.4 100% $575 MM

(1) For development of CO prospect at Bravo Dome in northeastern New Mexico.

2

(2) Comprised primarily of exploration salaries, lease delay rentals and seismic activities.

(3) This multi-year CO project involves many re-entries, workovers and conversions. Therefore, it is budgeted on a project basis not a well basis.

WLL 2

NYSE: Energy + Technology = Growth

Williston Basin Highlights

June 30, 2014

Sheridan Divide Burke Renville Roosevelt Williams Ward Richland mckenzie Dawson Mercer Wibaux Golden Valley Billings Mercer Olive Morton Grant Hettiger Slope Fallon Custer Prairie Stark

Brockton-Froid Lineament Zone

Skaar Federal 41-3TFHU completed June 7, 2014 flowing 6,071 BOE/d from the 2nd Bench of the Three Forks

STARBUCK

CASSANDRA

SANISH & PARSHALL

TARPON

MISSOURI BREAKS

Waldock Federal 14-4-HIDDEN BENCH 3XH completed with record 93 stage coiled Slickwater Test tubing frac Sundheim 21-27-1H had 44% greater Q2 2014 Completions 120-day rate than in Hidden Bench offsetting well (11 Wells ) Average IP of 2,872 BOE/d

LEWIS

& CLARK

BIG ISLAND

Pronghorn

NYSE: WLL

Energy + Technology = Growth

Field Target Gross Acres Net Acres

Sanish / Parshall Middle Bakken 174,665 82,462 Three Forks Pronghorn Pronghorn Sand 180,911 116,848

Lewis & Clark Three Forks 172,009 118,039

Hidden Bench Middle Bakken 61,024 37,667 Three Forks Tarpon Middle Bakken 8,805 6,267 Three Forks Starbuck Middle Bakken 52,020 42,707 Three Forks Red River Missouri Breaks Middle Bakken 93,678 66,956 Three Forks Cassandra Middle Bakken 29,827 13,953 Three Forks Big Island Red River 166,126 135,122

Other ND & Montana 120,892 54,141

Total 1,059,957 674,162

Maximizing Recovery Efficiency

Improving Frac Distribution



300'

Older Style
Sliding Sleeve Completion

Annulus	Stages	Frac Ports per Stage	Potential Entry Points
Free fluid between packers	30	1	30



250'

New Style
Cemented Liner Completion

Annulus	Stages	Perforation Clusters per Stage	Potential Entry Points
Cemented	40	3	120

NYSE: WLL

Energy + Technology = WHITING Growth

20

Evolution Continues with Coiled Tubing Completions

WLL Achieves Record 93 Stage Coiled Tubing Completion in Sanish Field

Allows for better isolation of reservoir in each completion stage

Reduced cycle times through elimination of drilling out plugs

Most applicable in areas with high density development

Coiled Tubing Conveyed Frac

NYSE: WLL

Energy + Technology = Growth

Evolution of Completion Design

Completion Entry Whiting Operated Technique Points Completions to Date

Pre-2013 Ball & Sleeve 30 696

March 2013 Cemented Liner up to 120 74

40 stages x3 perf clusters/stage

March 2014 Cemented Liner up to 200 1

40 stages x5 perf clusters/stage

June 2014 Coiled Tubing Conveyed 93 2

Plug & Perf

June 2014 Slick Water 90 3

30 stages x3 perf clusters/stage

NYSE: WLL

Energy + Technology = Growth

Exploiting the Bakken and Three Forks in the Williston

Primary and Prospective Drilling Locations

MISSOURI BREAKS CASSANDRA SANISH

8 WELLS 12 WELLS 15 WELLS

HIDDEN BENCH PRONGHORN TARPON

16 WELLS 6 WELLS 12 WELLS

Energy + Technology = Growth

NYSE: WLL

Redtail Discovery

Defining the Sweet Spot of the Niobrara

NYSE: WLL

Redtail Development Program

Economic Sweet Spot

(Weld County, Colorado)

Niobrara Initial 30-Day Average Rate

(Gas converted to oil price equivalent ratio 17:1) Pre 2013 2013—14 BOEPD

1 – 350 350 – 450 450 – 550 550 – 650 650 – 750

> 750

Source: IHS and internal Whiting production database

OBJECTIVE Niobrara “B” Shale Niobrara “A” Shale

DEVELOPMENT PLAN

Mix of 960 and 640-acre spacing units

8 Wells per spacing unit Niobrara “B”

8 Wells per spacing unit Niobrara “A” 3,300+ potential drilling locations

ACREAGE

Whiting has assembled 180,115 gross (128,721 net) acres in our Redtail prospect in the northeastern portion of the DJ Basin.

Average WI of 71%

Average NRI of 59%

COMPLETED WELL COST Horizontal: $5.5 MM

DRILLING HIGHLIGHTS

First 8-well pad, the Razor 27I (4 Niobrara “A”; 4 Niobrara “B”) pad came online April 15, 2014. The pad was producing 4,700 gross BOE/d as of July 21, 2014 .

We spud our Horsetail 30F super pad that will test 32-well spacing in the Niobrara “A”, “B” and “C” zones.

Energy + Technology = Growth

NYSE: WLL

Reservoir Characterization

Determine mobile fraction of Oil in Place (MOIP)

High-resolution pore structure image from Scanning Electron Microscope


5 µm
7% Porosity

9985'
Middle Bakken B Facies
Braaflat 11-11
Sanish Field
Mountrail County, ND


5 µm
13% Porosity

5580.2'
Niobrara B Chalk
Terrace 36-32M
Redtail Area
Weld County, CO

Energy + Technology = WHITING Growth
26
NYSE: WLL

Redtail Development Program

Niobrara Reservoirs

Niobrara Reservoir Niobrara Resource Potential (1)

Whiting RAZOR 25-2514H

GR Zone PHI Minerals BVFluid RES

0 200 30 -10 0 100 0.2 2000

A B C

NYSE: WLL

(1) Please refer to the beginning of this presentation for disclosures regarding “Reserve and Resource Information.” Estimates updated as of December 31, 2013

OOIP by Zone

Reservoir Porosity Thickness OOIP % WLL # (%) (ft) (MMBOE/ Wells Gross

960ac)* Wells

NIO A 13% 35 19 81 1,344 NIO B 13% 65 40 81 1,343 NIO C 11% 25 11 80 1,316 70

Recoverable Oil 16 Well / DSU Density

(Total OOIP A Zone + B Zone = 59 MMBOE/DSU)**

16 wells 16 wells 16 wells 10% Recovery 15% Recovery 20% Recovery

370 MBOE 560 MBOE 740 MBOE

Recoverable Oil 32 Well / DSU Density

(Total OOIP A Zone + B Zone + C Zone = 70 MMBOE/DSU)**

32 wells 32 wells 32 wells 15% Recovery 20% Recovery 25% Recovery

330 MBOE 440 MBOE 550 MBOE

* GOR=500 cf/bo

** Stimulated Rock Volume

Energy + Technology = Growth

Redtail Development Planning

Defining Optimal Well Density

Razor Pilot
16 Wells / 960ac DSU

Horsetail Pilot
32 Wells / 960ac DSU


27L Pad
Drilling Density
- 16 Wells/DSU
- 330 ft.
Target: B-B-B-B
Status: Flowing
27K Pad
Drilling Density
- 16 Wells/DSU
- 330 ft.
Target: A-B-A-B
Status: Flowing
7920 ft.
NIOBRARA
A
B
C
1320 ft.
30F Pad
Drilling Density
- 32 Wells/DSU
- 165 ft.
Target: C-B-A-B-
A-B-C-B
Status: Drilling
7920 ft.
NIOBRARA
A
B
C
1320 ft.

Producing Wells
Planned Wells
Future Infill Wells

Energy + Technology = WHITING Growth

NYSE: WLL

28

Redtail Niobrara A & B Type Curve: 420 MBOE

Per Well Results: 85%-100% IRRs(1)(2)(3)

1000

EUR—420 MBOE, Development Phase CAPEX $5.5 MM

NYMEX Oil Price/Bbl $90 $100 ROI 3.2 3.7 IRR (%) 85% 100% Payout (Yrs.) 1.2 1.0 Production PV10 ($MM) 6.28 7.87

Daily 100 Equivalent BOE/D

10

0 20 40 60 80 100 120 140 160 180

Months on Production

(1) Please refer to the beginning of this presentation for disclosures regarding “Reserve and Resource Information.” All volumes shown are un-risked. Our pre-tax PV10% values do not purport to present the fair value of our oil and natural gas reserves.

(2) EURs, ROIs, IRRs and PV10% values will vary well to well. Estimates updated as of December 31, 2013. WLL (3) Based on a mix of 17 640- and 960-acre spaced wells drilled since March 21, 2013.

NYSE: Energy + Technology = Growth

Redtail Infrastructure Plan: A Great Place to Find an Oil Field!

June 2014

Redtail Facilities Plan

Planned Gathering System

Gas Gathering Lines	141 Miles
Oil Gathering Lines	111 Miles
SW Gathering Lines	54 Miles
Frac Water Supply Lines	16 Miles

Redtail Gas Plant

Train 1 Capacity (Online)	20 MMcf/d
Train 2 Capacity (Q1 2015)	50 MMcf/d
Train 3 Capacity (2016)	70 MMcf/d
Takeaway Capacity (2016)	140 MMcf/d

Capital Investment

Gas Plant	$100 MM
Gas Gathering / Field Compression	$95 MM
Oil Gathering / LACTs	$80 MM
Electricity	$40 MM
Total	$315 MM


Kinder Morgan Interstate
Trailblazer
8" Residue Pipeline Constructed By TallGrass
Pony Express
Terrace Plant
Redtail Plant
TallGrass Pawnee Terminal
Northeast Colorado Lateral to Pony Express
TallGrass Buckingham Terminal
WY
NE
CO
3rd Party Pipelines
Other
OIL
GAS
NGL

NYSE: WLL

Energy + Technology = WHITING Growth

30

Attractive Fixed Differential Contracts at Redtail

Secured NYMEX less $4.75—$6.00 per Bbl pricing on volumes of 45,000—65,000 Bbls per day in 2015—2020

Existing Fixed-Differential Crude Oil Sales Contracts(1)

Gross Differential Contracted Volume from NYMEX

Period (Bbls per Day) (per Bbl)

2015 25,000 $4.75 2016 30,000 $4.75 2017 35,000 $4.75 2018 40,000 $4.75 2019 45,000 $4.75

Gross Differential Contracted Volume from NYMEX

Period (Bbls per Day) (per Bbl)(2)

07/2015 to 12/2015 20,000 $5.00—$6.00 01/2016 to 12/2016 20,000 $5.00—$6.00 01/2017 to 12/2017 20,000 $5.00—$6.00 01/2018 to 12/2018 20,000 $5.00—$6.00 01/2019 to 12/2019 20,000 $5.00—$6.00 01/2020 to 06/2020 20,000 $5.00—$6.00

(1) As of July 1, 2014.

(2) The future production volumes in the table above will be sold at a price equal to NYMEX less certain fixed differentials depending on the delivery methods specified in the contract. Based on prevailing storage and transportation costs, we estimate a fixed differential of $5.00 to $6.00 per barrel below NYMEX.

NYSE: WLL

Energy + Technology = Growth

Strong CFPS Growth While Maintaining a Healthy Balance Sheet

Cash Flow Per Share Growth(1)

$16.00

$14.59

$14.00

$12.00 $11.77

$9.25 $10.05

$10.00

$8.00

$6.00 $4.53

$4.00

$2.00

$0.00

2009 2010 2011 2012 2013

NYSE: WLL

(1) Please refer to the Reconciliation of Net Cash Provided by Operating activities to Cash Flow Per Share later in this presentation.

(2) Please refer to the Reconciliation of Net Income to EBITDAX and Long-term Debt to Net Debt later in this presentation.

1.40x 1.33x

1.04x 1.19x

1.20x

1.05x

1.00x

0.77x

0.80x

0.60x

0.40x

0.20x

0.00x

2009 2010 2011 2012 2013

Net Debt to EBITDAX(2)

Energy + Technology = Growth

Oil Focused Strategy Delivers Consistently Strong Margins

Consistently Delivering Strong EBITDA Margins (1)

Oil $93.03/Bbl NGL $39.30/Bbl Gas $6.95/Mcf

$82.16/BOE

$90.00 $80.00

$76.76

$73.88

$80.00 $69.85

$61.48

$70.00

$60.00

$45.01

$50.89/66% $58.51/71%

$50.65/68% $54.31/68%

$50.00 $46.16/66%

$41.58/68%

$40.00

$25.71/57%

$30.00 4% 3% 2%

2% 3%

5% 2% 5% 5% 4%

5% 5%

$20.00 5% 5% 9% 8%

7% 8% 8% 8% 7%

$10.00 18% 17% 18% 16% 16% 15% 26% $0.00

2009 2010 2011 2012 2013 Q1 2014 Q2 2014

Whiting Realized Prices(1) $/BOE

NYSE: WLL

Lease Operating Expense Production Taxes G&A Exploration Expense EBITDA

(1) Includes hedging adjustments.

Energy + Technology = Growth

Kodiak Acquisition Overview

This Highly Strategic Combination

Creates Largest Bakken / Three Forks Producer

Drives Higher Growth

Drives Better Metrics

NYSE: WLL

Energy + Technology = Growth

Leading Williston Basin operator

NYSE: WLL

Acreage Overview (855,000 net acres)

Source: Company presentations, filings and press releases

1 As of December 31, 2013

2 Rigs currently drilling on July 13, 2014 per NDIC

3 As of July 13, 2014, Whiting had two additional rigs moving and Kodiak had one additional rig moving, for a combined operated 21 rigs in the Williston Basin

Q1’14 Bakken / Three Forks Net Production (Mboepd)

107.3

97.5

86.0

73.3

63.0 ~60.0 54.0

49.4

42.9 42.7 34.0

31.1

Rigs drilling in the Williston Basin (as of 7/13/14)2,3

18 18 18

14 14 12 10 8 7

6 6 5

PF Whiting CLR EOG Whiting HES XOMIXTO COP STO OAS MRO Kodiak QEP

PF Whiting CLR HES OAS XOM/XTO Whiting COP QEP EOG Kodiak STO MRO

Energy + Technology = Growth

Larger location inventory with significant opportunity to accelerate Williston Basin drilling program

Pro Forma Williston Basin Drilling Locations (Net)

4,000

3,460

3,500 3,000 2,500

2,000

1,500 1,339 1,000

500

0

Whiting only Pro forma Whiting (as of 12/31/2013) (as of 6/30/2014)¹

Potential Williston Basin net drilling locations increase by 158%

1 Includes 2,639 Whiting and Kodiak locations at 12/31/2013, plus an additional 821 combined Whiting and Kodiak identified locations as of 06/30/2014

Energy + Technology = Growth

Driving value from complementary acreage positions

Whiting Acreage

Kodiak Acreage

Central and Eastern Williston Basin

Bakken Producer

Three Forks Producer

NYSE: WLL

Combined 855,000 net acres in the core of Williston Basin

Footprint in the sweet-spot of the Central and Eastern Williston Basin is strategically positioned to accelerate development of the combined acreage position

Ability to drive production, reserve growth and operational efficiency across the position

Energy + Technology = Growth

Enhances size and scale relative to oil-weighted peers

Enterprise $34.7 $33.5

$19.8 $17.8

Value $13.5 $11.7

$9.9 $8.7 $7.9

$7.3 $6.0

($bn)

PXD CLR CXO PF Whiting1 XEC Whiting DNR NFX OAS SD Kodiak

$3.1

LQA $2.8

$2.4

$2.1 $1.9

EBITDAX2 $1.7 $1.4

$1.0 $1.0 $0.9 $0.7

($bn)

CLR PF Whiting PXD Whiting CXO XEC DNR NFX OAS SD Kodiak

1,084 798

606 576 503 468

439 431 377

Reserves 219 167

(Mmboe)

CLR PXD PF Whiting NFX CXO DNR Whiting XEC SD OAS Kodiak

% liquids 68% 62% 88% 52% 61% 83% 89% 48% 46% 87% 83%

80% oil 79% oil 83% oil

188 171

152 141

129

2014E 112 111 81

77 48

41

Production

(Mboepd)3 PXD CLR PF Whiting XEC NFX CXO Whiting SD DNR OAS Kodiak

% liquids 68% 70% 88% 53% 56% 60% 88% 53% 95% 89% 88%

84% oil 83% oil 88% oil

NYSE: WLL

Source: Company filings, equity research, Bloomberg, FactSet as of July 11, 2014

¹ Combined Whiting & Kodiak enterprise values based on transaction value as of July 11, 2014

2 Please see appendix for reconciliation of non-GAAP financial measures

3 Based on mid-point of Whiting and Kodiak public guidance, and Bloomberg Consensus estimates for peers

Energy + Technology = Growth

Whiting Petroleum – A Company on the Move

Four Significant Early 2014 Achievements

1) Announced Agreement to Acquire Kodiak Oil & Gas Corp. on July 13, 2014, which Will Create the #1 Williston Basin Bakken / Three Forks Producer with an Approximate $18 Billion Enterprise Value Based on Stock Prices Prior to Announcement

2) Record Production Reaches 109,760 BOE/d in Q2 2014, Up 9.7% Over Q1 2014, Exceeds High End of Guidance

- Record Discretionary Cash Flow of $556.2 Million(1)

- Record Williston Basin Production of 80,195 BOE/d, Up 33% YoY

- McKenzie Co. ND Tarpon Prospect Well Completed on June 7, 2014 in 2nd Bench of Three Forks Flowing 6,071 BOE/d

- Raised 2014 Production Guidance to a mid-point of +20%

3) New Bakken / Three Forks Completions Using Cemented Liners and Plug and Perf Technology Yielded a 23% Increase in EURs Compared to Wells With Uncemented Liners and Sliding Sleeve Technology

4) Redtail Niobrara Development Area Production of 7,235 BOE/d in Q2 2014, Up 59% Over Q1 2014

- Spud the 30F Super Pad in the Horsetail Township of Redtail to Test 32-Well Spacing Pattern in Niobrara A, B and C Benches in early June 2014

- Razor 27I 8-Well Pad Currently Producing 4,700 Gross BOE/d as of July 21, 2014

(1) Please refer to the Reconciliation of Net Cash Provided by Operating Activities to Discretionary Cash Flow later in this presentation.

NYSE: WLL

Energy + Technology = Growth

Whiting CEO, Jim Volker, and Timbro Ranch Managing Partner, Ron Timmerman, review Whiting’s Redtail Prospect development plans on the Timbro Ranch in Weld County, Colorado

NYSE: WLL

Energy + Technology = Growth

NYSE: WLL

Appendix

Discretionary Cash Flow(1)

($ in Thousands)

Reconciliation of Net Cash Provided by Operating Activities to Discretionary Cash Flow

Three Months Ended Six Months Ended June 30, June 30, 2014 2013 2014 2013

Net cash provided by operating activities $ 567,769 $ 442,617 $ 891,666 $ 740,231 Exploration 13,466 24,343 37,588 43,209 Exploratory dry hole costs . (70) (11,628) (3,622) (11,628) Changes in working capital (24,978) (14,191) 112,516 70,668 Preferred stock dividends paid —(269)—(538) Discretionary cash flow (1) $ 556,187 $ 440,872 $ 1,038,148 $ 841,942

(1) Discretionary cash flow is a non-GAAP measure. Discretionary cash flow is presented because management believes it provides useful information to investors for analysis of the Company’s ability to internally fund acquisitions, exploration and development. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, cash flow or liquidity measures under U.S. GAAP and may not be comparable to other similarly titled measures of other companies.

Energy + Technology = Growth

NYSE: WLL

Cash Flow Per Diluted Share

($ in Thousands)

Reconciliation of Net Cash Provided by Operating Activities to Cash Flow Per Diluted Share

Cash Flow Per Share: Year Ended December 31,

2009 2010 2011 2012 2013

Net cash provided by operating activities $ 453,824 $ 997,289 $ 1,192,083 $ 1,401,215 $ 1,744,745 Weighted average diluted shares outstanding(1) 100,088 107,846 118,668 119,028 119,588 Cash flow per share $ 4.53 $ 9.25 $ 10.05 $ 11.77 $ 14.59

(1) All share and per share amounts have been retroactively restated for the 2009 and 2010 periods to reflect Whiting’s two –for-one stock split in February 2011.

Energy + Technology = Growth

NYSE: WLL

EBITDAX

($ in Thousands)

Reconciliation of Net Income to EBITDAX

EBITDAX Reconciliation: Year Ended December 31,

2009 2010 2011 2012 2013

Net Income (Loss) $ (106,882) $ 336,653 $ 491,628 $ 414,099 $ 366,003 Amortization of Deferred Gain (16,596) (15,613) (13,937) (29,458) (31,737) Gain on Sale of Properties (5,947) (1,388) (16,313) (3,423) (128,648) Interest Income (208) (343) (208) (283) (1,134) Depreciation, Depletion & Amortization 394,792 393,897 468,203 684,724 891,516 Exploration 46,875 32,846 45,861 59,117 94,755 Impairment 26,139 26,525 38,783 107,855 358,455 Stock Compensation 7,650 8,871 13,509 18,190 22,436 Interest Expense. 64,608 59,078 62,516 75,210 112,936 Change in LT PPP 3,267 12,091 (865) 13,824 (6,980) Noncash (Gain) Loss on MTM Derivatives 218,255 (40,736) (63,093) (115,733) (20,830) Income Taxes (Benefit) (55,953) 204,790 288,691 247,912 205,868

EBITDAX Total. $ 576,000 $ 1,016,671 $ 1,314,775 $ 1,472,034 $ 1,862,640

Energy + Technology = Growth

NYSE: WLL

Net Debt

($ in Thousands)

Reconciliation of Long-term Debt to Net Debt

Year Ended December 31,

2009 2010 2011 2012 2013

Long-term Debt $779,585 $800,000 $1,380,000 $1,800,000 $2,653,834 Less Cash 11,960 18,952 15,811 44,800 699,460 Net Debt $767,625 $781,048 $1,364,189 $1,755,200 $1,954,374

Energy + Technology = Growth

NYSE: WLL

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed Acquisition anticipates that the Whiting shares to be issued pursuant to the Acquisition will be exempt from registration under the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Whiting shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed Acquisition, on September 19, 2014, Whiting and Kodiak, each filed with the SEC amendment no. 1 to a previously filed preliminary joint proxy statement / circular. The joint proxy statement / circular is not final and is subject to change. Once final, a definitive joint proxy statement / circular will be filed with the SEC. INVESTORS ARE URGED TO READ THE

DEFINITIVE JOINT PROXY STATEMENT, CIRCULAR AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WHITING, KODIAK AND THE

PROPOSED ACQUISITION. The joint proxy statement, circular and certain other relevant materials (when they become available) and other documents filed by Whiting or Kodiak with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to Whiting Investor Relations, 1700 Broadway, Suite 2300, Denver, CO 80290-2300 or calling (303) 390-4051 or by written request to Kodiak Investor Relations, 1625 Broadway, Suite 250, Denver, CO 80202-4765 or calling (303) 592-8030.

Participants in the Solicitation

Whiting, Kodiak and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed Acquisition. Information about the executive officers and directors of Whiting and the number of shares of Whiting’s common stock beneficially owned by such persons is set forth in the proxy statement for Whiting’s 2014 Annual Meeting of Stockholders which was filed with the SEC on March 23, 2014, and Whiting’s Annual Report on Form 10-K for the period ended December 31, 2013. Information about the executive officers and directors of Kodiak and the number of Kodiak’s ordinary shares beneficially owned by such persons is set forth in the proxy statement for Kodiak’s 2014 Annual Meeting of Shareholders which was filed with the SEC on May 9, 2014, and Kodiak’s Annual Report on Form 10-K for the period ended December 31, 2013. Investors may obtain additional information regarding the direct and indirect interests of Whiting, Kodiak and their respective executive officers and directors in the Acquisition by reading the joint proxy statement and circular regarding the Acquisition when it becomes available.

NYSE: WLL

Energy + Technology = Growth